EXHIBIT 99.1

GSAMP 04-WF

100% deal princing speed. To maturity. No losses fwd curve as indicated


Period       Date          Excess Spd

        0    25-Nov-04
        1    25-Dec-04          4.237
        2    25-Jan-05          3.962
        3    25-Feb-05          4.024
        4    25-Mar-05          4.662
        5    25-Apr-05          3.864
        6    25-May-05          4.011
        7    25-Jun-05          3.726
        8    25-Jul-05          3.884
        9    25-Aug-05          3.594
       10    25-Sep-05          3.527
       11    25-Oct-05          3.686
       12    25-Nov-05          3.394
       13    25-Dec-05          3.529
       14    25-Jan-06          3.207
       15    25-Feb-06          3.136
       16    25-Mar-06          3.770
       17    25-Apr-06          2.975
       18    25-May-06          3.122
       19    25-Jun-06          2.840
       20    25-Jul-06          3.005
       21    25-Aug-06          2.730
       22    25-Sep-06          4.091
       23    25-Oct-06          4.305
       24    25-Nov-06          3.985
       25    25-Dec-06          4.207
       26    25-Jan-07          3.893
       27    25-Feb-07          3.845
       28    25-Mar-07          4.920
       29    25-Apr-07          3.988
       30    25-May-07          4.218
       31    25-Jun-07          3.898
       32    25-Jul-07          4.133
       33    25-Aug-07          3.819
       34    25-Sep-07          4.074
       35    25-Oct-07          4.322
       36    25-Nov-07          3.995
       37    25-Dec-07          4.231
       38    25-Jan-08          3.933
       39    25-Feb-08          3.913
       40    25-Mar-08          4.706
       41    25-Apr-08          4.075
       42    25-May-08          4.345
       43    25-Jun-08          4.024
       44    25-Jul-08          4.291
       45    25-Aug-08          3.971
       46    25-Sep-08          4.122
       47    25-Oct-08          4.400
       48    25-Nov-08          4.074
       49    25-Dec-08          4.346
       50    25-Jan-09          4.018
       51    25-Feb-09          3.991
       52    25-Mar-09          5.122
       53    25-Apr-09          4.115
       54    25-May-09          4.394
       55    25-Jun-09          4.066
       56    25-Jul-09          4.350
       57    25-Aug-09          4.021
       58    25-Sep-09          4.167
       59    25-Oct-09          4.459
       60    25-Nov-09          4.121
       61    25-Dec-09          4.405
       62    25-Jan-10          4.065
       63    25-Feb-10          4.042
       64    25-Mar-10          5.198
       65    25-Apr-10          4.156
       66    25-May-10          4.456
       67    25-Jun-10          4.123
       68    25-Jul-10          4.428
       69    25-Aug-10          4.098
       70    25-Sep-10          4.200
       71    25-Oct-10          4.517
       72    25-Nov-10          4.184
       73    25-Dec-10          4.492
       74    25-Jan-11          4.155
       75    25-Feb-11          4.144
       76    25-Mar-11          5.292
       77    25-Apr-11          4.234
       78    25-May-11          4.556
       79    25-Jun-11          4.225
       80    25-Jul-11          4.548
       81    25-Aug-11          4.222
       82    25-Sep-11          4.297
       83    25-Oct-11          4.628
       84    25-Nov-11          4.300
       85    25-Dec-11          4.627
       86    25-Jan-12          3.927
       87    25-Feb-12          3.929
       88    25-Mar-12          4.691
       89    25-Apr-12          4.005
       90    25-May-12          4.337
       91    25-Jun-12          4.006
       92    25-Jul-12          4.341
       93    25-Aug-12          4.011
       94    25-Sep-12          4.092
       95    25-Oct-12          4.430
       96    25-Nov-12          4.099
       97    25-Dec-12          4.436
       98    25-Jan-13          4.106
       99    25-Feb-13          4.109
      100    25-Mar-13          5.267
      101    25-Apr-13          4.193
      102    25-May-13          4.536
      103    25-Jun-13          4.207
      104    25-Jul-13          4.553
      105    25-Aug-13          4.226
      106    25-Sep-13          4.305
      107    25-Oct-13          4.655
      108    25-Nov-13          4.325
      109    25-Dec-13          4.675
      110    25-Jan-14          4.346
      111    25-Feb-14          4.357
      112    25-Mar-14          5.531
      113    25-Apr-14          4.449
      114    25-May-14          4.803
      115    25-Jun-14          4.476
      116    25-Jul-14          4.831
      117    25-Aug-14          4.505
      118    25-Sep-14          4.591
      119    25-Oct-14          4.951
      120    25-Nov-14          4.624
      121    25-Dec-14          4.985
      122    25-Jan-15          4.660
      123    25-Feb-15          4.679
      124    25-Mar-15          5.876
      125    25-Apr-15          4.789
      126    25-May-15          5.157
      127    25-Jun-15          4.840
      128    25-Jul-15          5.212
      129    25-Aug-15          4.896
      130    25-Sep-15          4.978
      131    25-Oct-15          5.357
      132    25-Nov-15          5.043
      133    25-Dec-15          5.421
      134    25-Jan-16          5.104
      135    25-Feb-16          5.138
      136    25-Mar-16          5.946
      137    25-Apr-16          5.258
      138    25-May-16          5.643
      139    25-Jun-16          5.330
      140    25-Jul-16          5.716
      141    25-Aug-16          5.408
      142    25-Sep-16          5.518
      143    25-Oct-16          5.910
      144    25-Nov-16          5.601
      145    25-Dec-16          5.996
      146    25-Jan-17          5.690
      147    25-Feb-17          5.739
      148    25-Mar-17          6.985
      149    25-Apr-17          5.903
      150    25-May-17          6.314
      151    25-Jun-17          6.020
      152    25-Jul-17          6.435
      153    25-Aug-17          6.145
      154    25-Sep-17          6.247
      155    25-Oct-17          6.671
      156    25-Nov-17          6.382
      157    25-Dec-17          6.804
      158    25-Jan-18          6.522
      159    25-Feb-18          6.596
      160    25-Mar-18          7.849
      161    25-Apr-18          6.787
      162    25-May-18          7.227
      163    25-Jun-18          6.958
      164    25-Jul-18          7.406
      165    25-Aug-18          7.145
      166    25-Sep-18          7.250
      167    25-Oct-18          7.708
      168    25-Nov-18          7.455
      169    25-Dec-18          7.915
      170    25-Jan-19          7.668
      171    25-Feb-19          7.780
      172    25-Mar-19          9.040
      173    25-Apr-19          8.017
      174    25-May-19          8.497
      175    25-Jun-19          8.270
      176    25-Jul-19          8.758
      177    25-Aug-19          8.539
      178    25-Sep-19          8.665
      179    25-Oct-19          9.166
      180    25-Nov-19          8.959
      181    25-Dec-19          9.467
      182    25-Jan-20          9.269
      183    25-Feb-20          9.432
      184    25-Mar-20         10.329
      185    25-Apr-20          9.767
      186    25-May-20         10.300
      187    25-Jun-20         10.128
      188    25-Jul-20         10.672
      189    25-Aug-20         10.512
      190    25-Sep-20         10.640
      191    25-Oct-20         10.994
      192    25-Nov-20         10.640
      193    25-Dec-20         10.994
      194    25-Jan-21         10.640
      195    25-Feb-21         10.640
      196    25-Mar-21         11.763
      197    25-Apr-21         10.624
      198    25-May-21         10.978
      199    25-Jun-21         10.624
      200    25-Jul-21         10.978
      201    25-Aug-21         10.624
      202    25-Sep-21         10.604
      203    25-Oct-21         10.958
      204    25-Nov-21         10.604
      205    25-Dec-21         10.958
      206    25-Jan-22         10.604
      207    25-Feb-22         10.604
      208    25-Mar-22         11.708
      209    25-Apr-22         10.575
      210    25-May-22         10.927
      211    25-Jun-22         10.575
      212    25-Jul-22         10.927
      213    25-Aug-22         10.575
      214    25-Sep-22         10.541
      215    25-Oct-22         10.892
      216    25-Nov-22         10.541
      217    25-Dec-22         10.892
      218    25-Jan-23         10.541
      219    25-Feb-23         10.541
      220    25-Mar-23         11.622
      221    25-Apr-23         10.497
      222    25-May-23         10.847
      223    25-Jun-23         10.497
      224    25-Jul-23         10.847
      225    25-Aug-23         10.497
      226    25-Sep-23         10.449
      227    25-Oct-23         10.798
      228    25-Nov-23         10.450
      229    25-Dec-23         10.798
      230    25-Jan-24         10.450
      231    25-Feb-24         10.449
      232    25-Mar-24         11.110
      233    25-Apr-24         10.393
      234    25-May-24         10.740
      235    25-Jun-24         10.393
      236    25-Jul-24         10.740
      237    25-Aug-24         10.393
      238    25-Sep-24         10.331
      239    25-Oct-24         10.675
      240    25-Nov-24         10.331
      241    25-Dec-24         10.675
      242    25-Jan-25         10.331
      243    25-Feb-25         10.331
      244    25-Mar-25         11.367
      245    25-Apr-25         10.267
      246    25-May-25         10.609
      247    25-Jun-25         10.267
      248    25-Jul-25         10.609
      249    25-Aug-25         10.267
      250    25-Sep-25         10.210
      251    25-Oct-25         10.550
      252    25-Nov-25         10.210
      253    25-Dec-25         10.551
      254    25-Jan-26         10.210
      255    25-Feb-26         10.210
      256    25-Mar-26         11.250
      257    25-Apr-26         10.162
      258    25-May-26         10.500
      259    25-Jun-26         10.162
      260    25-Jul-26         10.500
      261    25-Aug-26         10.162
      262    25-Sep-26         10.119
      263    25-Oct-26         10.457
      264    25-Nov-26         10.119
      265    25-Dec-26         10.457
      266    25-Jan-27         10.119
      267    25-Feb-27         10.119
      268    25-Mar-27         11.164
      269    25-Apr-27         10.084
      270    25-May-27         10.420
      271    25-Jun-27         10.084
      272    25-Jul-27         10.420
      273    25-Aug-27         10.084
      274    25-Sep-27         10.057
      275    25-Oct-27         10.392
      276    25-Nov-27         10.057
      277    25-Dec-27         10.392
      278    25-Jan-28         10.057
      279    25-Feb-28         10.057
      280    25-Mar-28         10.727
      281    25-Apr-28         10.035
      282    25-May-28         10.370
      283    25-Jun-28         10.035
      284    25-Jul-28         10.370
      285    25-Aug-28         10.035
      286    25-Sep-28         10.022
      287    25-Oct-28         10.356
      288    25-Nov-28         10.022
      289    25-Dec-28         10.356
      290    25-Jan-29         10.022
      291    25-Feb-29         10.022
      292    25-Mar-29         11.087
      293    25-Apr-29         10.014
      294    25-May-29         10.348
      295    25-Jun-29         10.014
      296    25-Jul-29         10.348
      297    25-Aug-29         10.014
      298    25-Sep-29         10.006
      299    25-Oct-29         10.339
      300    25-Nov-29         10.006
      301    25-Dec-29         10.340
      302    25-Jan-30         10.006
      303    25-Feb-30         10.006
      304    25-Mar-30         11.037
      305    25-Apr-30          9.969
      306    25-May-30         10.302
      307    25-Jun-30          9.969
      308    25-Jul-30         10.302
      309    25-Aug-30          9.969
      310    25-Sep-30          9.940
      311    25-Oct-30         10.271
      312    25-Nov-30          9.940
      313    25-Dec-30         10.271
      314    25-Jan-31          9.940
      315    25-Feb-31          9.940
      316    25-Mar-31         10.974
      317    25-Apr-31          9.912
      318    25-May-31         10.243
      319    25-Jun-31          9.912
      320    25-Jul-31         10.243
      321    25-Aug-31          9.912
      322    25-Sep-31          9.891
      323    25-Oct-31         10.220
      324    25-Nov-31          9.890
      325    25-Dec-31         10.221
      326    25-Jan-32          9.891
      327    25-Feb-32          9.891
      328    25-Mar-32         10.556
      329    25-Apr-32          9.875
      330    25-May-32         10.204
      331    25-Jun-32          9.874
      332    25-Jul-32         10.204
      333    25-Aug-32          9.875
      334    25-Sep-32          9.864
      335    25-Oct-32         10.193
      336    25-Nov-32          9.864
      337    25-Dec-32         10.193
      338    25-Jan-33          9.864
      339    25-Feb-33          9.864
      340    25-Mar-33         10.913
      341    25-Apr-33          9.857
      342    25-May-33         10.186
      343    25-Jun-33          9.856
      344    25-Jul-33         10.186
      345    25-Aug-33          9.857
      346    25-Sep-33          9.856
      347    25-Oct-33         10.186
      348    25-Nov-33          9.858
      349    25-Dec-33         10.183
      350    25-Jan-34          9.858
      351    25-Feb-34          9.856
      352    25-Mar-34         10.912
      353    25-Apr-34          9.863
      354    25-May-34         10.184
      355    25-Jun-34          9.866
      356    25-Jul-34         10.194
      357    25-Aug-34          9.878


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSAMP 04-WF

                                   Fwd Curve
                       ==================================

             Month        1mL         6mL       1yCMT
             1            2.06335     2.29266     2.1735
             2            2.28480     2.36874     2.2515
             3            2.21986     2.42020     2.3249
             4            2.29538     2.48910     2.3905
             5            2.37803     2.55651     2.4658
             6            2.45143     2.62513     2.5253
             7            2.51237     2.68668     2.5910
             8            2.57457     2.75472     2.6534
             9            2.63943     2.83154     2.7189
             10           2.70743     2.90558     2.7793
             11           2.76685     2.97912     2.8432
             12           2.83429     3.06219     2.9005
             13           2.91792     3.14043     2.9574
             14           3.01556     3.21695     3.0242
             15           3.08385     3.28681     3.0786
             16           3.15955     3.35290     3.1330
             17           3.23888     3.41474     3.1890
             18           3.30982     3.47016     3.2320
             19           3.36715     3.52324     3.2785
             20           3.42015     3.57548     3.3292
             21           3.47188     3.62060     3.3759
             22           3.52525     3.66776     3.4217
             23           3.57584     3.71266     3.4697
             24           3.62250     3.75594     3.5119
             25           3.66504     3.79932     3.5530
             26           3.70633     3.84566     3.5930
             27           3.75055     3.88343     3.6307
             28           3.79245     3.92393     3.6728
             29           3.83374     3.96198     3.7093
             30           3.87376     3.99707     3.7438
             31           3.91393     4.03283     3.7828
             32           3.94925     4.07037     3.8172
             33           3.98327     4.10603     3.8524
             34           4.01717     4.14610     3.8882
             35           4.04721     4.18377     3.9217
             36           4.08428     4.22106     3.9555
             37           4.12732     4.25945     3.9888
             38           4.16763     4.29684     4.0222
             39           4.20836     4.33125     4.0544
             40           4.24492     4.36785     4.0886
             41           4.27836     4.39683     4.1188
             42           4.31099     4.42567     4.1471
             43           4.34297     4.45558     4.1790
             44           4.37266     4.48363     4.2070
             45           4.40323     4.51334     4.2368
             46           4.42836     4.54432     4.2665
             47           4.45229     4.57243     4.2945
             48           4.48278     4.60414     4.3252
             49           4.51463     4.63778     4.3518
             50           4.54656     4.66599     4.3807
             51           4.57818     4.69541     4.4103
             52           4.60662     4.72553     4.4377
             53           4.63607     4.75284     4.4661
             54           4.66683     4.77985     4.4915
             55           4.69325     4.80822     4.5195
             56           4.71967     4.83611     4.5459
             57           4.74708     4.86747     4.5743
             58           4.77244     4.89630     4.5981
             59           4.79685     4.92433     4.6234
             60           4.82795     4.95492     4.6488
             61           4.86118     4.98437     4.6707
             62           4.89462     5.01078     4.6941
             63           4.92310     5.03536     4.7166
             64           4.94824     5.05818     4.7377
             65           4.97371     5.07896     4.7608
             66           4.99732     5.09830     4.7785
             67           5.01810     5.11516     4.7969
             68           5.03685     5.13315     4.8154
             69           5.05419     5.15312     4.8346
             70           5.06933     5.17226     4.8516
             71           5.08306     5.19073     4.8693
             72           5.10199     5.21435     4.8865
             73           5.12550     5.23249     4.9029
             74           5.14899     5.25186     4.9204
             75           5.16945     5.27012     4.9340
             76           5.18708     5.28507     4.9489
             77           5.20741     5.29998     4.9637
             78           5.22106     5.31244     4.9755
             79           5.23660     5.32475     4.9891
             80           5.25064     5.33627     5.0029
             81           5.26117     5.34831     5.0142
             82           5.27191     5.36135     5.0267
             83           5.28071     5.37333     5.0401
             84           5.29221     5.38737     5.0524
             85           5.30631     5.40117     5.0652
             86           5.32078     5.41659     5.0788
             87           5.33485     5.42847     5.0927
             88           5.34743     5.44196     5.1085
             89           5.36135     5.45619     5.1200
             90           5.37405     5.46794     5.1326
             91           5.38853     5.48111     5.1464
             92           5.39911     5.49386     5.1598
             93           5.41228     5.50717     5.1732
             94           5.42519     5.52193     5.1863
             95           5.43582     5.53339     5.1995
             96           5.44950     5.54621     5.2132
             97           5.46366     5.55910     5.2274
             98           5.47681     5.57286     5.2393
             99           5.49166     5.58457     5.2520
             100          5.50236     5.59647     5.2656
             101          5.51440     5.60912     5.2780
             102          5.52649     5.62057     5.2896
             103          5.53923     5.63348     5.3037
             104          5.54928     5.64281     5.3146
             105          5.56091     5.65485     5.3276
             106          5.57166     5.66713     5.3414
             107          5.58143     5.67704     5.3529
             108          5.59421     5.68868     5.3658
             109          5.60391     5.69961     5.3786
             110          5.61658     5.71232     5.3916
             111          5.62905     5.72353     5.4046
             112          5.63864     5.73628     5.4184
             113          5.65040     5.74741     5.4319
             114          5.66154     5.75856     5.4443
             115          5.67321     5.77118     5.4582
             116          5.68388     5.78186     5.4711
             117          5.69659     5.79436     5.4845
             118          5.70586     5.80619     5.4973
             119          5.71676     5.81716     5.5099
             120          5.73022     5.82985     5.5236
             121          5.74184     5.84291     5.5335
             122          5.75496     5.85294     5.5455
             123          5.76698     5.86314     5.5576
             124          5.77649     5.87400     5.5667
             125          5.78822     5.88394     5.5774
             126          5.79977     5.89237     5.5885
             127          5.80696     5.90029     5.5968
             128          5.81642     5.90906     5.6067
             129          5.82589     5.91895     5.6172
             130          5.83289     5.92575     5.6258
             131          5.84000     5.93349     5.6362
             132          5.84802     5.94416     5.6458
             133          5.85577     5.95170     5.6568
             134          5.86606     5.96185     5.6691
             135          5.87322     5.97204     5.6781
             136          5.88203     5.98192     5.6905
             137          5.89372     5.99346     5.7037
             138          5.90126     6.00410     5.7128
             139          5.91266     6.01627     5.7246
             140          5.92413     6.02813     5.7360
             141          5.93365     6.04081     5.7471
             142          5.94577     6.05453     5.7583
             143          5.95765     6.06542     5.7702
             144          5.97090     6.07876     5.7790
             145          5.98475     6.08941     5.7882
             146          5.99819     6.10027     5.7970
             147          6.01018     6.10961     5.8055
             148          6.01899     6.11711     5.8139
             149          6.03037     6.12642     5.8217
             150          6.03726     6.13001     5.8284
             151          6.04541     6.13709     5.8361
             152          6.05163     6.14389     5.8440
             153          6.05609     6.14858     5.8492
             154          6.06153     6.15606     5.8551
             155          6.06169     6.16080     5.8604
             156          6.07130     6.16987     5.8658
             157          6.08191     6.17609     5.8702
             158          6.08851     6.18268     5.8739
             159          6.09731     6.18670     5.8778
             160          6.10182     6.18985     5.8825
             161          6.10819     6.19359     5.8829
             162          6.11139     6.19302     5.8855
             163          6.11539     6.19354     5.8872
             164          6.11388     6.19285     5.8881
             165          6.11521     6.19464     5.8896
             166          6.11415     6.19695     5.8902
             167          6.10976     6.19640     5.8900
             168          6.11195     6.19844     5.8906
             169          6.11644     6.19973     5.8914
             170          6.11925     6.20092     5.8898
             171          6.12310     6.19998     5.8890
             172          6.12164     6.19732     5.8872
             173          6.12224     6.19626     5.8866
             174          6.12184     6.19314     5.8859
             175          6.12082     6.19056     5.8850
             176          6.11616     6.18488     5.8826
             177          6.11308     6.18297     5.8819
             178          6.10773     6.18112     5.8814
             179          6.10088     6.17809     5.8801
             180          6.09975     6.17819     5.8806
             181          6.09759     6.17811     5.8784
             182          6.09936     6.17787     5.8796
             183          6.09991     6.17689     5.8805
             184          6.09769     6.17620     5.8781
             185          6.09889     6.17642     5.8786
             186          6.09935     6.17485     5.8775
             187          6.09603     6.17249     5.8760
             188          6.09618     6.17215     5.8754
             189          6.09607     6.17201     5.8751
             190          6.09370     6.16860     5.8720
             191          6.09221     6.16561     5.8709
             192          6.09102     6.16389     5.8682
             193          6.08861     6.16142     5.8668
             194          6.08799     6.15882     5.8644
             195          6.08361     6.15434     5.8613
             196          6.08078     6.15239     5.8592
             197          6.07974     6.15082     5.8576
             198          6.07684     6.14779     5.8543
             199          6.07328     6.14319     5.8500
             200          6.07009     6.13943     5.8465
             201          6.06716     6.13637     5.8420
             202          6.06348     6.13163     5.8389
             203          6.06003     6.12582     5.8346
             204          6.05448     6.12141     5.8296
             205          6.05092     6.11640     5.8258
             206          6.04745     6.11191     5.8218
             207          6.04176     6.10644     5.8155
             208          6.03620     6.10070     5.8109
             209          6.03374     6.09681     5.8044
             210          6.02605     6.08970     5.7996
             211          6.02237     6.08501     5.7946
             212          6.01713     6.07831     5.7887
             213          6.00988     6.07120     5.7819
             214          6.00503     6.06572     5.7763
             215          5.99879     6.05765     5.7704
             216          5.99196     6.05094     5.7628
             217          5.98554     6.04349     5.7559
             218          5.97932     6.03662     5.7478
             219          5.97230     6.02892     5.7415
             220          5.96395     6.02064     5.7338
             221          5.95875     6.01514     5.7250
             222          5.94979     6.00513     5.7184
             223          5.94322     5.99824     5.7107
             224          5.93522     5.99022     5.7029
             225          5.92667     5.97992     5.6938
             226          5.91960     5.97145     5.6852
             227          5.90872     5.96086     5.6748
             228          5.90215     5.95260     5.6668
             229          5.89320     5.94193     5.6583
             230          5.88143     5.93105     5.6473
             231          5.87457     5.92288     5.6384
             232          5.86499     5.91256     5.6289
             233          5.85459     5.90205     5.6175
             234          5.84558     5.89233     5.6082
             235          5.83637     5.88261     5.5985
             236          5.82477     5.86990     5.5872
             237          5.81550     5.85986     5.5775
             238          5.80475     5.84871     5.5682
             239          5.79351     5.83640     5.5573
             240          5.78333     5.82536     5.5472
             241          5.76972     5.81253     5.5366
             242          5.76037     5.80342     5.5277
             243          5.74957     5.79229     5.5184
             244          5.73721     5.78162     5.5077
             245          5.72814     5.77250     5.4997
             246          5.71799     5.76261     5.4915
             247          5.70833     5.75352     5.4817
             248          5.69796     5.74311     5.4742
             249          5.68927     5.73413     5.4657
             250          5.67781     5.72353     5.4568
             251          5.66925     5.71464     5.4496
             252          5.66087     5.70626     5.4423
             253          5.65063     5.69721     5.4336
             254          5.64294     5.68920     5.4267
             255          5.63427     5.68053     5.4202
             256          5.62491     5.67271     5.4124
             257          5.61836     5.66617     5.4054
             258          5.61060     5.65811     5.3994
             259          5.60157     5.65002     5.3922
             260          5.59472     5.64349     5.3866
             261          5.58813     5.63759     5.3811
             262          5.58001     5.62948     5.3740
             263          5.57319     5.62233     5.3688
             264          5.56688     5.61638     5.3624
             265          5.55991     5.61009     5.3579
             266          5.55466     5.60420     5.3527
             267          5.54671     5.59693     5.3471
             268          5.54074     5.59232     5.3429
             269          5.53646     5.58842     5.3390
             270          5.53081     5.58352     5.3350
             271          5.52504     5.57777     5.3304
             272          5.51997     5.57308     5.3264
             273          5.51543     5.56930     5.3215
             274          5.51060     5.56452     5.3189
             275          5.50632     5.55957     5.3162
             276          5.50071     5.55543     5.3116
             277          5.49711     5.55188     5.3090
             278          5.49392     5.54876     5.3065
             279          5.48927     5.54489     5.3030
             280          5.48541     5.54180     5.3009
             281          5.48330     5.54053     5.2976
             282          5.47889     5.53615     5.2956
             283          5.47680     5.53452     5.2941
             284          5.47399     5.53254     5.2932
             285          5.47101     5.52962     5.2908
             286          5.46981     5.52813     5.2894
             287          5.46557     5.52430     5.2877
             288          5.46492     5.52411     5.2872
             289          5.46351     5.52238     5.2864
             290          5.46070     5.52163     5.2850
             291          5.46018     5.52037     5.2841
             292          5.45780     5.51967     5.2832
             293          5.45809     5.52087     5.2803
             294          5.45689     5.51974     5.2781
             295          5.45753     5.51940     5.2752
             296          5.45508     5.51671     5.2714
             297          5.45614     5.51479     5.2682
             298          5.45657     5.51149     5.2642
             299          5.45554     5.50501     5.2592
             300          5.45288     5.49928     5.2547
             301          5.44613     5.49244     5.2501
             302          5.43923     5.48637     5.2438
             303          5.43390     5.48002     5.2385
             304          5.42566     5.47292     5.2325
             305          5.42040     5.46852     5.2280
             306          5.41508     5.46342     5.2235
             307          5.41001     5.45893     5.2192
             308          5.40316     5.45197     5.2134
             309          5.39856     5.44763     5.2093
             310          5.39312     5.44276     5.2056
             311          5.38751     5.43673     5.2005
             312          5.38349     5.43200     5.1962
             313          5.37656     5.42595     5.1916
             314          5.37315     5.42280     5.1883
             315          5.36876     5.41802     5.1845
             316          5.36275     5.41392     5.1803
             317          5.35941     5.41051     5.1772
             318          5.35527     5.40664     5.1745
             319          5.35160     5.40359     5.1702
             320          5.34728     5.39920     5.1680
             321          5.34456     5.39610     5.1657
             322          5.33929     5.39178     5.1612
             323          5.33631     5.38874     5.1593
             324          5.33369     5.38608     5.1570
             325          5.32931     5.38267     5.1538
             326          5.32708     5.38040     5.1518
             327          5.32412     5.37738     5.1500
             328          5.32060     5.37486     5.1475
             329          5.31880     5.37338     5.1463
             330          5.31626     5.37152     5.1442
             331          5.31353     5.36873     5.1417
             332          5.31136     5.36687     5.1401
             333          5.30969     5.36590     5.1382
             334          5.30774     5.36391     5.1374
             335          5.30630     5.36132     5.1362
             336          5.30351     5.36033     5.1347
             337          5.30246     5.35886     5.1342
             338          5.30188     5.35825     5.1342
             339          5.29988     5.35734     5.1323
             340          5.29810     5.35626     5.1322
             341          5.29913     5.35690     5.1314
             342          5.29642     5.35566     5.1312
             343          5.29697     5.35619     5.1315
             344          5.29686     5.35566     5.1315
             345          5.29535     5.35528     5.1312
             346          5.29593     5.35624     5.1318
             347          5.29588     5.35534     5.1330
             348          5.29557     5.35621     5.1327
             349          5.29580     5.35639     5.1334
             350          5.29656     5.35753     5.1335
             351          5.29709     5.35844     5.1341
             352          5.29656     5.35908     5.1339
             353          5.29890     5.36226     5.1330
             354          5.29868     5.36197     5.1322
             355          5.30052     5.36363     5.1314
             356          5.30177     5.36408     5.1306
             357          5.30275     5.36260     5.1280
             358          5.30549     5.36143     5.1258
             359          5.30517     5.35714     5.1227
             360          5.30471     5.35522     5.1203
             361          5.30131     5.35140     5.1203


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.